UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36401	39-1975614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South Suite A
West Jordan, Utah		84088
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 801 566-6681

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Sportsman’s Warehouse, Inc. (“SWI”) is a wholly owned subsidiary of Sportsman’s Warehouse Holdings, Inc. (the “Company”). On July 30, 2024, SWI as lead borrower, the Company as guarantor and other subsidiaries of the Company, each as borrowers, and PLC Agent LLC (the “Pathlight Agent”), as administrative and collateral agent for various lenders affiliated with Pathlight Capital (the “ABL Lenders”), entered into an ABL Term Loan Credit Agreement (the “Term Loan Agreement”). The Term Loan Agreement provides for a senior secured term loan credit facility in an aggregate principal amount of $45,000,000, consisting of $25,000,000 in initial ABL term loans that were made by the ABL Lenders on July 30, 2024 and $20,000,000 in delayed draw ABL term loans. The $25,000,000 in proceeds from the initial ABL term loans were used to repay obligations under the Amended Credit Agreement described below. After giving effect to the repayment, we had outstanding borrowings of approximately $136.7 million under the Amended Credit Agreement as of July 30, 2024.

The availability of loans under the Term Loan Agreement are subject to a borrowing base calculation based on eligible credit card receivables, eligible inventory, the revolving borrowing base determined under the Amended Credit Agreement, and reserves. The Term Loan Agreement has a stated maturity date of July 30, 2029. Borrowings under the Term Loan Agreement bear interest at a rate equal to (i) a specified term secured overnight financing rate (SOFR), plus (ii) 0.10% as a SOFR adjustment, plus (iii) the applicable margin as specified in the Term Loan Agreement. The applicable margin means either 3.50% or 6.50% depending on the type of term loan. Under the Term Loan Agreement, loans may be required to be converted to base rate loans and in such case, the applicable margin rate will increase by 1.0%.

In addition, the Term Loan Agreement contains customary affirmative and negative covenants, including covenants that limit the ability of SWI, the Company and the other subsidiaries to incur, create or assume certain indebtedness, to create, incur or assume certain liens, to make certain investments, to make sales, transfers and dispositions of certain property and to undergo certain fundamental changes, including certain mergers, liquidations and consolidations. The Term Loan Agreement also contains customary events of default, including defaults triggered by defaults under the Amended Credit Agreement.

On July 30, 2024, SWI, as lead borrower, the Company, and other subsidiaries of the Company, each as borrowers, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, collateral agent, swing line lender, letter of credit issuer and lender, with a consortium of banks led by Wells Fargo, entered into a Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”). Through Annex A to the Second Amendment, the parties have agreed to an Amended and Restated Credit Agreement, dated as of May 23, 2018, as amended May 17, 2022 and July 30, 2024 by and among SWI, as lead borrower, and Wells Fargo, as agent and a lender, and the other parties listed on the signature pages thereto (as amended, including by the Second Amendment the “Amended Credit Agreement”). The Amended Credit Agreement, among other things, permits the indebtedness and payments contemplated by the Term Loan Agreement, and changes the availability, borrowing base and covenant calculations under the Amended Credit Agreement to take into account the Term Loan Agreement.

The foregoing summaries of the Term Loan Agreement and the Second Amendment, including Annex A that is the Amended Credit Agreement do not purport to be complete and are qualified in their respective entirety by reference to the full text of the Term Loan Agreement and the Amended Credit Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The Company’s guaranty of the obligations under the Term Loan Agreement is reflected in a Facility Guaranty, dated July 30, 2024, in favor of the Pathlight Agent, as administrative and collateral agent, and the ABL Lenders and other credit parties identified therein, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Concurrently with the Term Loan Agreement, SWI, the Company and the other borrowers and guarantors entered into a Security Agreement, dated July 30, 2024 in favor of the Pathlight Agent in its capacity as agent for the ABL Lenders and other credit parties identified in the Term Loan Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference. Concurrently with the Second Amendment, SWI, the Company and the other borrowers and guarantors entered into a Third Amended and Restated Security Agreement in favor of Wells Fargo, as collateral agent, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference. Through the security agreements, all of the obligations under the Term Loan Agreement and the Amended Credit Agreement are secured by liens on substantially all of the assets of SWI, the Company and the Company’s subsidiaries, including a pledge of all capital stock of each of the Company’s subsidiaries.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On August 1, 2024, the Company issued a press release announcing the financing transactions described in Item 1.01 of this Current Report on Form 8-K, a copy of which is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1

ABL Term Loan Credit Agreement, dated July 30, 2024, by and among Sportsman’s Warehouse, Inc., as lead borrower, the other borrowers and guarantors party thereto, PLC Agent LLC, as administrative and collateral agent, and the lenders party thereto.

10.2

Second Amendment to Amended and Restated Credit Agreement, dated July 30, 2024, by and among Sportsman’s Warehouse, Inc., as lead borrower, the other borrowers and guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, including Annex A being the Amended and Restated Credit Agreement dated as of May 23, 2018, as amended May 27, 2022 and July 30, 2024.

10.3	Facility Guaranty dated as of July 30, 2024 by Sportsman’s Warehouse Holdings, Inc. in favor of PLC Agent LLC, as administrative agent and collateral agent, and the Credit Parties thereto.

10.4	Security Agreement, dated July 30, 2024, by and among Sportsman’s Warehouse, Inc., as lead borrower, and the other borrowers and guarantors party thereto, in favor of PLC Agent LLC as agent.

10.5

Third Amended and Restated Security Agreement, dated July 30, 2024, by and among Sportsman’s Warehouse, Inc., as lead borrower, and the other borrowers and guarantors party thereto, in favor of Wells Fargo Bank, National Association as agent.

99.1	Press release issued by Sportsman’s Warehouse Holdings, Inc., dated August 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

Date:	August 1, 2024	By:	/s/ Jeff White
		Name: Title:	Jeff White Secretary and Chief Financial Officer